UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): July 18, 2001


                         WINTRUST FINANCIAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                         Commission File Number 0-21923



         Illinois                                        36-3873352
----------------------------                ------------------------------------
(State or other Jurisdiction                (I.R.S. Employer Identification No.)
     of Incorporation)



                               727 North Bank Lane
                           Lake Forest, Illinois 60045
             -------------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (847) 615-4096
      ---------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



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ITEM 5.  OTHER EVENTS.

In August 2001, Wintrust Financial Corporation issued its letter to shareholders related to the second quarter 2001, which is attached hereto as an Exhibit. On July 18, 2001, Wintrust Financial Corporation announced earnings for the second quarter of 2001. The Company's press release related to this announcement is attached as part of the aforementioned letter to shareholders.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibit

Exhibit 99 - Letter to Shareholders including the earnings release dated July 18, 2001.

                                     - 2 -
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                         WINTRUST FINANCIAL CORPORATION
                                  (Registrant)


Date:  August 15, 2001                                 /s/ David A. Dykstra
                                                       --------------------
                                                       Executive Vice President
                                                       & Chief Financial Officer
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